Ref: L/CCA/210/18/100856-00/F/8835365

Date : **19 February 2019**

ORGANIC GARDENS INTERNATIONAL LIMITED (the "Borrower")

Important Notice:	This Facility Letter sets out the terms and conditions upon which the bank would revise banking facilities to you. You are advised to read and understand the terms and conditions before accepting this Facility Letter.

Dear Sirs,

Re: General Banking Facilities

Further to our recent discussions, the Bank is pleased to revise the following general banking facility(ies) (the "**Facility(ies)**") to the Borrower subject to the Bank's General Terms and Conditions for General Banking Facilities and Loan Facility(ies) (as amended from time to time, the "**General Terms**") and the terms and conditions stated below. Words and expressions defined in the General Terms shall have the same meanings when used in this Facility Letter. Any appendix hereto forms an integral part of this Facility Letter.

1.1 Facility(ies)	Amount	Interest Rate / Terms and Conditions
O/D	HKD7,000,000.00	■ Interest shall be charged at **HIBOR + 1.8% p.a.**
IIF (1)	HKD5,000,000.00	■ The tenor of each **IIF (1)** transaction shall be up to **120** days.^ ■ The financing amount for each **IIF (1)** transaction shall not exceed **100%** of the invoice amount.
IIF (2) & Revolving Loan	Up to an aggregate maximum amount of **HKD1,500,000.00**	■ For terms and conditions of the **Revolving Loan**, please refer to the Appendix I. ■ The tenor of each **IIF (2)** transaction shall be up to **120** days.^ ■ The financing amount for each **IIF (2)** transaction shall not exceed **100%** of the invoice amount.

^The maximum tenor may be further extended by the Bank at its sole and absolute discretion.

1.2 Commitment:

Notwithstanding any provisions of this Facility Letter, the General Terms (if applicable) or any other documents between the Borrower and the Bank to the contrary, the Bank may at any time without prior notice modify, cancel or suspend the Facility/Facilities at its sole discretion including, without limitation, canceling any unutilized facilities, and declaring any outstanding amount to be immediately due and payable.

放款處
香港西九龍海輝道11號
奧海城中銀中心17樓
網址：www.bochk.com

Loans Division
17/F., Bank of China Centre, Olympian City,
11 Hoi Fai Road, West Kowloon, Hong Kong.
Website : www.bochk.com

Ref: L/CCA/210/18/100856-00/F/8835365

2. Conditions Precedent / Collateral Security(ies)

The Facility(ies) shall not be made available for drawdown or utilization by the Borrower until the Bank has confirmed receipt of all the following condition precedent documents in form and substance satisfactory to the Bank:-

- A duly signed copy of this Facility Letter indicating the Borrower's and the security providers' acceptance of the Facility(ies) on the terms and conditions set out in this Facility Letter;
- Direct Debit Authorization duly executed by the relevant account holder(s);
- Continuing personal/corporate guarantee(s) executed/to be executed by the following guarantor(s) in the Bank's favour to cover general banking facilities from time to time and at any time granted or to be granted by the Bank to the Borrower to such extent as the Bank may from time to time deem fit, provided that the total liability of each guarantor under the guarantee shall not be less than the guaranteed amount stated below, together with interest and any other money set out in the guarantee:-

Name of the Guarantor	Guaranteed Amount
CHEUK FUNG TING	Unlimited Extent
WONG KA WO SIMON	Unlimited Extent
GREENDOTDOT.COM LIMITED	HKD22,000,000.00

- Second legal charge / mortgage over the following property(ies) duly executed by its/their registered and beneficial owner(s) ("the Mortgagor(s)") in the Bank's favour to secure general banking facilities to the Borrower to an unlimited amount and all accrued interest, default interest, and costs and expenses payable under the general banking facilities:

  Property(ies):
  FLAT B ON 25TH FLOOR OF TOWER 9, ISLAND HARBOURVIEW, NO.11 HOI FAI ROAD, KOWLOON
  Name of the Mortgagor(s): GOLD ON INVESTMENT (GROUP) LIMITED

- Detailed valuation report on the Property(ies) rendered by the Bank's approved surveyors with valuation of not less than **HKD21,000,000.00**;
- Fire insurance policy over the Property and premium receipt issued by an insurance company acceptable to the Bank.
- Copy, certified by a director, of each of the following documents of your company, GREENDOTDOT.COM LIMITED and GOLD ON INVESTMENT (GROUP) LIMITED:
  - Certificate of Incorporation.
  - Memorandum and Articles of Association or other constitutional documents (if any).
  - List of directors with their specimen signatures.
  - Current Business Registration Certificate (if any).
- If any of the Borrower / the guarantor(s) / security provider(s) is a limited company, the relevant shareholder and board resolution and certified copies of the constitutional documents of that company;
- Such other documents as the Bank may request including those as may be required to evidence any and all licences, authorizations, consents or approvals necessary for the performance by the Borrower or the security provider(s) of their respective obligations under this Facility Letter and the security documents.

貸款處
香港西九龍海輝道11號
奧海城中銀中心17樓
網址：www.bochk.com

Loans Division
17/F., Bank of China Centre, Olympian City,
11 Hoi Fai Road, West Kowloon, Hong Kong.
Website : www.bochk.com

3. **Other Conditions:**

- Utilization of Bills facility is conditional upon the Bank's prior approval.
- The Borrower agrees and undertakes to the Bank that the proceeds of the Revolving Loan and O/D Facility(ies) shall not be (whether directly or indirectly) used for purchasing any property(ies)/real estate(s).

4. Fees

- Arrangement Fee, **O/D** : If the undrawn balance exceeds **30%** of this facility, an arrangement fee of **0.5% p.a.** will be charged daily on the undrawn balance of this facility and will be payable by the Borrower monthly in arrears (and may be debited from the Borrower's current account).

Currently, the Borrower represents that (i) the Borrower is not (or is not in any way related to) any of the directors, employees, controllers or minority shareholder controllers of Bank of China (Hong Kong) Limited ("BOCHK") or their relatives or BOCHK within the meaning of section 83 of the Banking Ordinance (Cap 155 of the Laws of Hong Kong); (ii) the Borrower is not (or is not in any way related to) (a) the senior management and key staff of BOCHK or their relatives, (b) subsidiaries, affiliates and other entities over which BOCHK is able to exert control or (c) the controllers, minority shareholder controllers, directors, senior management and key staff of the subsidiaries, affiliates and other entities mentioned in (b) above or their relatives within the meaning of Hong Kong Monetary Authority Supervisory Policy CR-G-9 and (iii) the Borrower is not a connected party to BOCHK and/or Bank of China Limited under the applicable rules of the Shanghai Stock Exchange, China Banking Regulatory Commission, Hong Kong Exchanges & Clearing Limited. If the Facility(ies) is/are guaranteed/secured or to be guaranteed/secured by any guarantee or security from any third party, the Borrower also represents that none of such third parties is so related or be such a party as mentioned above. The Borrower undertakes that if the Borrower or any such third party becomes so related or be such a party as mentioned above, the Borrower will promptly notify the Bank in writing.

Please signify your receipt of the General Terms and your understanding and acceptance of this offer by signing and returning to the Bank the duplicate copy of this Facility Letter on or before **14 May 2019**, failing which this offer shall lapse unless otherwise agreed by the Bank. This Facility Letter, once accepted and upon our satisfaction of all the Conditions Precedent /Collateral Securities specified above, shall supersede all our previous facility letters and arrangement (unless otherwise specified) and the outstanding thereunder shall be transferred as outstanding hereunder.

放款處
香港西九龍海輝道 11 號
奧海城中銀中心 17 樓
網址 : www.bochk.com

Loans Division
17/F., Bank of China Centre, Olympian City,
11 Hoi Fai Road, West Kowloon, Hong Kong.
Website : www.bochk.com

Ref: L/CCA/210/18/100856-00/F/8835365

Should you have any queries, please contact our Mr. Au-Yeung Yuen Kay at 39827735/93331552 at any time. We are here to serve you better.

Yours faithfully,
For and on behalf of
Bank of China (Hong Kong) Limited

Authorized Signature(s)

Encl.
- General Terms and Conditions for General Banking Facilities and Loan Facility(ies) 201804
- Certified Extract of the Minutes of Board Meeting
- Certified Extract of the Minutes of a General Meeting
- Written Resolutions of the Sole Director
- Written Resolutions of the Sole Shareholder
- Form of Drawdown Notice
- Notice of Roll-Over

Ref: L/CCA/210/18/100856-00/F/8835365

Appendix I

Facility	Revolving Loan Facility
Loan Purpose	To finance the Borrower and its group company(ies) for their working capital requirement.
Interest Periods	Subject to the Bank's availability of funds, the Borrower is entitled to choose the interest period ("Interest Period") for each advance, being either **one, two, three or six month(s)**, provided that all Interest Periods shall be shortened and end on the date when demand is made by the Bank for repayment.
Interest Rate	Interest shall be charged at **1.7% p.a. over HIBOR** for the relevant Interest Period as determined by the Bank on the first Business Day of such Interest Period.
Drawdown / Rollover	▪ Subject to the due fulfillment and observance of all conditions precedent contained in Clause 2 and the conditions set out in the Repayment provision below and other procedures from time to time required by the Bank, the Borrower may on any Business Day before termination of the Facility (i) make a drawing under the Facility by giving the Bank at least **three** Business Days' prior written drawdown notice ("Drawdown Notice"), such Drawdown Notices should be duly signed by the authorized signatories of the Borrower or (ii) make a rollover under the Facility by giving notice (whether in writing, over the phone, facsimile or electronic mail as agreed by the Bank) to the Bank at least **three** Business Days' before the end of the Interest Period of such rollover ("Rollover Notice"). ▪ The Borrower is required to submit the Bank with its usage evidence(s) issued on the date within three month in form and substances satisfactory to the Bank within one month after the date of each drawdown of this Facility. Otherwise, rollover of such drawdown is not allowed.
Repayment	All amounts borrowed under this Facility shall be repaid or reborrowed at the end of each Interest Period whereas the interest accrued thereon shall be repaid at the end of each interest period. Besides, the principal under this Facility shall be repaid every twelve (12) months after the date of each drawdown. Notwithstanding the foregoing, all amounts borrowed under this Facility (including interest accrued thereon) shall be repaid in full on demand.

放款處
香港西九龍海輝道11號
奧海城中銀中心17樓
網址：www.bochk.com

Loans Division
17/F., Bank of China Centre, Olympian City,
11 Hoi Fai Road, West Kowloon, Hong Kong.
Website : www.bochk.com

中國銀行(香港)有限公司
BANK OF CHINA (HONG KONG) LIMITED

Ref: L/CCA/210/18/100856-00/F/8835365

After due and careful consideration of the contents of this Facility Letter and the General Terms (as defined above), I/we agree to accept the Facility(ies) and to be bound by all the above terms and conditions.

For and on behalf of
ORGANIC GARDENS INTERNATIONAL LIMITED

For and on behalf of
綠康農園(國際)有限公司
ORGANIC GARDENS INTERNATIONAL LIMITED
Authorised Signature(s)

Authorized signatory(ies)
Date : 25-3-2019

After due and careful consideration of the contents of this Facility Letter and the General Terms (as defined above), I/we consent to all the above terms and conditions, and where this Facility Letter in any way whatsoever varies, amends and/or supplements the facility letter(s) previously issued by you to the Borrower, I/we confirm that the guarantee and/or security document executed by me/us is not discharged, prejudiced or affected in any way whatsoever notwithstanding such variations, amendments and/or supplements, and I/we acknowledge that I/we fully understand, confirm and agree to be bound by all the above terms and conditions, and to continue to be liable for all debts and liabilities of the Borrower upon the terms and conditions of the guarantee and/or security document executed or to be executed by me/us.

Name : **CHEUK FUNG TING**
Date : 25-3-2019

Name : **WONG KA WO SIMON**
Date : 25-3-2019

For and on behalf of
GOLD ON INVESTMENT (GROUP) LIMITED

For and on behalf of
GOLD ON INVESTMENT (GROUP) LIMITED
金安投資(集團)有限公司
Authorized Signature(s)

Authorized signatory(ies)
Date : 25-3-2019

For and on behalf of
GREENDOTDOT.COM LIMITED

For and on behalf of
點點綠有限公司
GREENDOTDOT.COM LIMITED
Authorized Signature(s)

Authorized signatory(ies)
Date 25-3-2019

Witness:

Name :
KENNETH T.K. CHOI
Solicitor, Hong Kong SAR
Howell & Co.

放款處
香港西九龍海輝道11號
奧海城中銀中心17樓
網址：www.bochk.com

Loans Division
17/F., Bank of China Centre, Olympian City,
11 Hoi Fai Road, West Kowloon, Hong Kong.
Website : www.bochk.com